April 6, 2018

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:    PRIAC Variable Contract Account A
(File No. 811-21988)

Prudential Retirement Security Annuity IV
(File No. 333-162553)

Dear Commissioners:

On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual portfolio within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to shareholders of record, if applicable. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the portfolio specified below:

1.     Filer/Entity:    Prudential Investment Portfolios 5
Registration No.:    811-09439
CIK No.:    0001090155
Accession No.:    0001193125-18-097451
Date of Filing:    03/27/2018

Share Class: R6

Prudential 60/40 Allocation Fund

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Vice President and Corporate Counsel